-----------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): November 30, 1999





                  STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                            333-51279             13-3633241
-----------------------------          ---------             ----------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)



  245 Park Avenue
  New York, New York                                            10167
-----------------------------                                 --------
  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-1000
-----------------------------------------------------------------

Item 5.  Other Events.
----     ------------

         On November 30, 1999, a Pooling and Servicing Agreement was entered into, dated as of November 1, 1999 (the "Pooling Agreement"), by and among Structured Asset Mortgage Investments Inc., as Seller, GMAC Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee. The Pooling Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

               Information and Exhibits.
               ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

     Exhibit 99.1. Pooling and Servicing Agreement, dated as of November
                  1, 1999, by and among Structured Asset Mortgage Investments Inc., as Seller, GMAC Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.



                           By:   /s/ Baron Silverstein
                              -----------------------------------------
                              Name:  Baron Silverstein
                              Title: Vice President







Dated:  December 13, 1999

                                 Exhibit Index
                                 -------------

Exhibit
-------

99.1. Pooling and Servicing Agreement, dated as of November 1, 1999, by and among Structured Asset Mortgage Investments Inc., as Seller, GMAC Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.